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Exhibit 23.4

CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 6 to the Registration Statement (No. 333-196681) on Form S-11 of Carey Watermark Investors 2 Incorporated of:

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  Our report dated June 17, 2015 relating to our audit of the consolidated financial statements of CWI Sawgrass Holdings LLC as of December 31, 2014 and for the period from October 3, 2014 to December 31, 2014 which is included in the current report on Form 8-K/A filed by Carey Watermark Investors 2 Incorporated on June 17, 2015.

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  Our report dated June 17, 2015 relating to our audit of the consolidated financial statements of MLQ SGR Holdco III, L.L.C. as of December 31, 2013 and for the period from January 1, 2014 to October 2, 2014, which is included in the current report on Form 8-K/A filed by Carey Watermark Investors 2 Incorporated on June 17, 2015.

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  Our report dated July 16, 2015 relating to our audit of the financial statements of the Nashville Hotel Group, LLC as of and for the years ended December 31, 2014 and 2013 which is included in the current report on Form 8-K/A filed by Carey Watermark Investors 2 Incorporated on July 17, 2015.

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  Our report dated January 19, 2016 relating to our audit of the financial statements of the Denver Downtown Hotel LLC as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and the year-ended December 31, 2014, which is included in the current report on Form 8-K/A filed by Carey Watermark Investors 2 Incorporated on January 20, 2016.

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  Our report dated April 8, 2016 relating to our audit of the financial statements of the WPPI Bellevue MFS, LLC as of and for the nine months ended September 30, 2015, which is included in the current report on Form 8-K/A filed by Carey Watermark Investors 2 Incorporated on April 8, 2016.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ RSM US LLP

Chicago, Illinois
July 22, 2016

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  Exhibit 23.4